Exhibit 10.21

AMENDMENT TO RESTRICTED PROFITS INTEREST AWARD AGREEMENT

This Amendment to the Restricted Profits Interest Award Agreement (the “Amendment”) is entered into as of August 9, 2021, by and between Lawrence Kingsley ( the “Participant”) and GS Sponsor II LLC, a Delaware limited liability company (the “Company”).

WHEREAS, the Company and the Participant, have entered into that certain Restricted Profits Interest Award Agreement, dated as of June 16, 2021 (the “Award Agreement”); and

WHEREAS, the Company and the Participant hereby agree to amend the Award Agreement as follows pursuant to and in accordance with Section 15(c) of the Award Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Award Agreement and other good and valuable consideration,

the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1.	Section 14(f) of the Award Agreement is replaced with the following:

“Services” means the Participant serving as the non-executive chairman of Mirion from and after the Closing.”

2.	Except as provided herein, the terms of the Award Agreement are hereby ratified in all other respects and all terms and conditions of the Award Agreement shall remain in full force.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GS SPONSOR II, LLC

By:	/s/ Tom Knott
Name:	Tom Knott
Title:	Authorized Signatory

PARTICIPANT

By:	/s/ Lawrence Kingsley
Name:	Lawrence Kingsley